Exhibit 99.1

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Holland & Knight LLP

400 South Hope Street, 8th Floor

Los Angeles, CA 90071

Attention:  Jerome L. Levine, Esq.

MAIL TAX STATEMENTS TO:

River Rock Entertainment Authority

c/o Dry Creek Rancheria Band of Pomo Indians

Attention:  Chairman

P.O. Box 607

Geyserville, CA 95441

GRANT OF TEMPORARY EMERGENCY VEHICLE ACCESS EASEMENT

THIS GRANT OF TEMPORARY EMERGENCY VEHICLE ACCESS EASEMENT (this “Agreement”) is made as of                      , 2011, by and between the following parties:

“Grantor”:                                    All of the following, collectively:

TERRANCE C. PROSCHOLD, an individual,

Terrance C. Proschold, as Trustee of the TERRANCE CARLTON PROSCHOLD LIVING TRUST,

PETER M. PROSCHOLD, an individual,

LINDA PROSCHOLD, an individual,

Peter M. Proschold and Linda Proschold, as Trustees of the PROSCHOLD FAMILY TRUST,

CANDACE B. CADD, an individual,

LARRY R. CADD, an individual, and

Candace B. Cadd and Larry R. Cadd, as Trustees of the L.R. AND C.B. CADD FAMILY TRUST

“Grantee”:                                  RIVER ROCK ENTERTAINMENT AUTHORITY, a governmental instrumentality of the DRY CREEK RANCHERIA BAND OF POMO INDIANS, a federally recognized Indian tribe

Recitals:

This Agreement is made with reference to the following facts and circumstances:

A.                                  Grantor is the owner of that certain real property located in the County of Sonoma, State of California, described in Exhibit A attached hereto (the “Property”).

B.                                    Grantee’s affiliate, the Dry Creek Rancheria Band of Pomo Indians, a federally recognized Indian tribe (“Dry Creek”), is the owner of certain adjacent property located in the County of Sonoma, State of California, described in Exhibit B attached hereto  (the “Adjacent Property”), and Grantee is the operator of certain commercial operations on the Adjacent Property.

C.                                    Grantor and Dry Creek have entered into a Purchase and Sale Agreement (as amended to date, the “Purchase Agreement”) for the sale of the Property to Dry Creek.  A portion of the purchase price for the Property is being paid pursuant to a Promissory Note (the “Promissory Note”) being made by Dry Creek, payable to Grantor, and such Promissory Note shall be secured by a Deed of Trust (the “Deed of Trust”) which shall be delivered to Grantor at the closing of Dry Creek’s purchase of the Property (the “Closing”).

D.                                   Following the Closing of the Purchase Agreement, Grantee desires to construct an emergency vehicle access road from the Adjacent Property over and across the Property to Highway 128, in satisfaction of certain requirements imposed by the County of Sonoma and the California Department of Alcoholic Beverage Control for Grantee’s operations on the Adjacent Property.

E.                                     Grantor is willing to grant to the Grantee an easement for purposes of constructing and maintaining an emergency vehicle access road, to be located on the Property, as more particularly set forth in this Agreement, and upon the terms and conditions as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

1.                                      Grant of Temporary Easement.

1.1                                Grantor, for itself and its successors and assigns, hereby grants to Grantee, and its successors and assigns, for their use and the use of their permitees, in common with others entitled to use the same under the terms and conditions provided herein, a non-exclusive easement and servitude (the “Easement”) on, over and across a portion of the Property that shall be approximately 20 feet wide in the location shown in Exhibit C attached hereto (the “Easement Area”), for the construction and maintenance of a road (the “Road”) for emergency vehicle ingress and egress from the Adjacent Property to the existing private driveway and cell tower road (the “Existing Road”) and down the Existing Road to Highway 128, on the terms and conditions described in Section 2 below.

1.2                                Grantee agrees to pay to Grantor, at the Closing of Dry Creek’s purchase of the Property pursuant to the Purchase Agreement, Nine Million Dollars ($9,000,000.00) as a purchase price for the Easement.

1.3                                The Easement burdens the Property as a servient tenement, and is for the benefit of the Grantee, and shall run with the land. The Easement is non-exclusive, it being agreed that the owner of the Property retains the right to make any use of Easement Area (including but not limited to the continued use of the same to service existing access rights of the owner of the Property and its tenants) and to grant concurrent easements in the same to third parties, provided that such uses and easements do not unreasonably interfere with the use of the Easement by Grantee for its intended purposes.

1.4                                The term of this Easement shall commence upon the recordation of this Agreement and shall continue in existence until July 31, 2016 (the “Termination Date”).  Upon the Termination Date, unless otherwise agreed by the then-owner of the Property, (i) all improvements made by Grantee to the Easement Area shall automatically and without further act or deed revert and be transferred to the then-owner of the Property, without further compensation, and the then-owner of the Property may thereafter block all access, emergency or otherwise, to the Easement Area and remove all or any portion of such improvements except those as may be within any other easement area which is then legally held by the Grantee; and (ii) Grantee shall duly execute and deliver to the then-owner of the Property for recordation, a quitclaim deed which confirms the termination of this Easement and the relinquishment by Grantee of all rights under the same and of all improvements made in accordance with the same, in a form which is reasonably acceptable to the then-owner of the Property.

1.5                                Grantee hereby acknowledges that there is an existing Site Lease Agreement with Pacific Bell Wireless which, in pertinent part, provides for the improvement by Pacific Bell Wireless of what is defined in said Site Lease Agreement as the “Access Route,” that the Access Route includes a portion of the Easement Area, and that the Site Lease Agreement provides that in the event that Grantor, as lessor under that Site Lease Agreement, or any third party, should use the Access Route on other than an incidental basis, Grantor and such third party user will share equally with Pacific Bell Wireless in all costs and expenses associated with Pacific Bell Wireless’ planning construction, repair and maintenance of the Access Route, on terms as provided in said Site Lease Agreement.  Grantee hereby agrees that Grantee will pay when due, and defend, indemnify and hold Grantor harmless as to, any and all costs or reimbursement liability which may arise from said Site Access Agreement as a result of Grantee’s improvement and use of the Access Route or any portion of the same under this Easement and that this indemnification shall survive the termination of this Easement.

2.                                      Construction and Maintenance Obligations.

2.1                                Grantee shall be solely responsible, at Grantee’s sole cost and expense, for designing, constructing and maintaining the Road, all in accordance with all applicable laws, ordinances, rules and regulations, and in accordance with any and all necessary permits or licenses which may be required by any governmental agency with jurisdiction over the Road.

2.2                                Following construction of the Road, Grantee shall, at its sole cost and expense, maintain the Road in good condition at all times, including but not limited to any fire protection maintenance along the Road and along Highway 128 as the same passes through the Property, which may be requested of the owner of the Property or of Grantee by any applicable governmental authority, including but not limited to the County of Sonoma, CA and the California Department of Forestry.

3.                                      Release and Indemnity.  Grantee, on behalf of itself and anyone claiming by, through or under Grantee, hereby agrees to indemnify, defend and hold harmless, and hereby fully and irrevocably releases Grantor and its successors and assigns (“Grantor Parties”), from any and all claims that they may now have or hereafter acquire against the Grantor Parties for any action, cause of action, claim, cost, damage, demand, expense (including, without limitation, attorneys’ fees and expenses), fine, judgment, liability, lien, loss, or penalty, whether foreseen or unforeseen, direct or indirect, arising from or related to (a) the entry by Grantee or its agents, contractors or permittees upon the Property; or (b) the construction or maintenance of the Road.

4.                                      General Provisions.

4.1                                This Agreement may not be terminated, modified or amended without the written consent of both parties to this Agreement or their successors and assigns. This Agreement and the easement rights granted herein may be assigned by Grantee to any third party as long as such third party agrees in writing to be bound by the terms and conditions of this Agreement and to use the easement area solely for the purposes described herein.  Grantee or any such assignee may lease the easement granted herein solely to an entity affiliated with Grantee and limited solely for the purposes described herein.

4.2                                This Agreement contains the entire Agreement between the parties hereto with respect to the transactions herein provided for.

4.3                                In the event of any litigation involving the parties to this Agreement (or their successors and assigns) to enforce any provision of this Agreement, to enforce any remedy available upon default under this Agreement, or seeking a declaration of the rights of either party under this Agreement, the prevailing party shall be entitled to recover from the other such attorneys’ fees and costs as may be reasonably incurred, including the costs of reasonable investigation, preparation and professional or expert consultation incurred by reason of such litigation.

4.4                                Upon the request of any party, the other party agrees promptly and at no cost to the requesting party to execute, acknowledge and deliver any additional documents which may be reasonably necessary to carry out the purposes or implement the provisions of this Agreement.

4.5                                If any term, covenant, condition or provision of this Agreement, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Agreement, or the application thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

4.6                                This Agreement shall be governed by the laws of the State of California.

4.7                                No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act except those of the waiving party, which shall be extended by a period of time equal to the period of the delay.

4.8                                Subject to the provisions for termination of this Easement, this Agreement shall run with the land, both as respects the burdens and benefits created herein, and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors and assigns.

4.9                                This Agreement may be signed in multiple counterparts, each of which shall be deemed to be an original but all of which shall constitute one and the same instrument.

4.10                          Each person who signs this instrument on behalf of an entity hereby represents and warrants that he/she is duly authorized to execute this instrument on behalf of and as the legal act and deed of such entity.

[Signatures appear on the following page]

IN WITNESS WHEREOF, the parties have executed this Easement Agreement as of the date first written above.

“GRANTOR”	/s/ Terrance C. Proschold
TERRANCE C. PROSCHOLD, an individual, individually and as Trustee of the TERRANCE CARLTON PROSCHOLD LIVING TRUST

/s/ Peter m. Proschold
PETER M. PROSCHOLD, an individual, individually and as Co-Trustee of the PROSCHOLD FAMILY TRUST

/s/ Linda Proschold
LINDA PROSCHOLD, an individual, individually and as Co-Trustee of the PROSCHOLD FAMILY TRUST

/s/ Candace B. Cadd
CANDACE B. CADD, an individual, individually and as Co-Trustee of the L.R. AND C.B. CADD FAMILY TRUST

/s/ Larry R. Cadd
LARRY R. CADD, an individual, individually and as Co-Trustee of the L.R. AND C.B. CADD FAMILY TRUST

“GRANTEE”	RIVER ROCK ENTERTAINMENT AUTHORITY, a governmental instrumentality of the DRY CREEK RANCHERIA BAND OF POMO INDIANS, a federally recognized Indian tribe

	By:	/s/ Harvey Hopkins
	Name:	Harvey Hopkins
	Title:	Chairman

EXHIBIT A

THE PROPERTY

That certain real property located in the County of Sonoma, California, described as follows:

(Unincorporated Area)

PARCEL ONE:

BEGINNING AT AN IRON PIN IN THE NORTHEASTERLY LINE OF THE RANCHO SOTOYOME, FROM WHICH AN OAK TREE MARKED “S#5” BEARS SOUTH 35-1/2 DEGREES EAST, 9.04 CHAINS DISTANT AND STATION “S#4” IN SAID RANCHO LINE BEARS NORTH 35-1/2 DEGREES WEST, 30.80 CHAINS DISTANT; THENCE SOUTH 48-1/4 DEGREES WEST, 17.48 CHAINS TO AN IRON PIN IN THE CENTER OF COUNTY ROAD LEADING FROM ALEXANDER VALLEY TO GEYSERVILLE: THENCE ALONG SAID CENTER NORTH 47 DEGREES WEST, 5.16 CHAINS; THENCE SOUTH 48-1/2 DEGREES WEST, 16.79 CHAINS; THENCE SOUTH 14-1/2 DEGREES EAST, 11.66 CHAINS TO A STAKE, BEING THE NORTHWEST CORNER OF LAND REGISTER CERTIFICATE #65, VOL. 1; THENCE ALONG THE WESTERLY LINE OF SAID LAND SOUTH 24-1/2 DEGREES EAST, 11.60 CHAINS TO THE SOUTHWEST CORNER OF SAID LAND; THENCE SOUTH 48-1/2 DEGREES WEST, 20.49 CHAINS; THENCE NORTH 68-3/4 DEGREES WEST, 18.50 CHAINS; THENCE NORTH 12 DEGREES WEST, 19.46. CHAINS TO THE SOUTHEAST CORNER OF LAND OF J.H. MAYER REGISTERED L.R. 9, APPLICATION NO. 4; THENCE ALONG THE EASTERLY LINE OF SAID LAND, NORTH 4-1/2 DEGREES WEST, 10.03 CHAINS TO THE NORTHEAST CORNER OF SAID LAND; THENCE NORTH 22-1/4 DEGREES WEST, 20.30 CHAINS TO THE SOUTHWEST CORNER OF LAND REGISTERED CERTIFICATE NO. 3, VOL. 1; THENCE ALONG THE SOUTHERLY LINE OF SAID LAND, THE FOLLOWING COURSES AND DISTANCES; NORTH 47-1/2 DEGREES EAST, 31.07 CHAINS TO AN IRON PIN IN THE MIDDLE OF THE AFORESAID COUNTY ROAD; THENCE SOUTH 57-3/4 DEGREES EAST, 1.63 CHAINS; THENCE NORTH 20-1/2 DEGREES EAST, 1.69 CHAINS; THENCE NORTH 54 DEGREES WEST, 0.83 CHAINS; THENCE NORTH 47-3/4 DEGREES EAST, 19.58 CHAINS TO A STAKE BEING THE NORTHEAST CORNER OF THE AFORESAID REGISTERED LAND AND IN THE EASTERLY LINE OF THE RANCHO SOTOYOME; THENCE LEAVING SAID LINE OF AFORESAID REGISTERED LAND, SOUTH 46 DEGREES EAST, 14.50 CHAINS ALONG THE EASTERLY LINE OF THE RANCHO SOTOYOME TO A STATION (S#4); THENCE SOUTH 35-1/2 DEGREES EAST, 30.80 CHAINS TO THE POINT OF BEGINNING.

BEING A PORTION OF LOT “C” OF THE RANCHO SOTOYOME, ACCORDING TO THE PEABODY MAP THEREOF, RECORDED IN BOOK B OF DEEDS, PAGE 175, SONOMA COUNTY RECORDS.

EXCEPTING THEREFROM  ALL THE PORTION DESCRIBED IN THE DEED TO THE STATE OF CALIFORNIA, DATED JANUARY 10, 1961 AND RECORDED FEBRUARY 14, 1961 IN BOOK 1807 OF SONOMA COUNTY OFFICIAL RECORDS, PAGE 635, SERIAL NO. G-39243.

ALSO EXCEPTING THEREFROM ALL THAT PORTION DESCRIBED IN THE DEED TO FRED WASSON AND RUBE WASSON, HIS WIFE, DATED NOVEMBER 29, 1965 AND RECORDED NOVEMBER 30, 1965 IN BOOK 2172 OF SONOMA COUNTY OFFICIAL RECORDS, PAGE 422, AS SERIAL NO. J-72963.

ALSO EXCEPTING THEREFROM ALL THAT PORTION LYING SOUTHERLY OF THAT CERTAIN LINE DESCRIBED IN THAT CERTAIN BOUNDARY LINE AGREEMENT RECORDED JANUARY 13, 1986, AS INSTRUMENT NO. 86 002347 AND RE-RECORDED MAY 6, 1986 AS INSTRUMENT NO. 86 031265, SONOMA COUNTY RECORDS.

PARCEL TWO:

ALL THAT PORTION OF SAID LAND LYING NORTH OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A FOUND W IRON PIPE, NOT TAGGED, MARKING THE MOST SOUTHERLY CORNER OF LOT 1 AS SHOWN ON PARCEL MAP NO. 3824, FILED IN BOOK 194 OF MAPS, PAGE 40, SONOMA COUNTY RECORDS; THENCE SOUTH 48 DEGREES 32 MINUTES 47 SECONDS WEST, 586.56 FEET TO A SET ½” IRON PIPE AND TAG, L.S. 3890 SET IN AN EXISTING FENCE LINE; THENCE SOUTH 48 DEGREES 03 MINUTES 48 SECONDS WEST, 506.64 FEET TO A SET 1/2” IRON PIPE AND TAG, L.S. 3890 SET IN AN EXISTING FENCE LINE; THENCE CONTINUING SOUTH 48 DEGREES 03 MINUTES 48 SECONDS WEST, 20,88 FEET TO A POINT ON THE NORTHERLY LINE OF STATE HIGHWAY 128, SAID POINT BEING THE TERMINUS OF THE HEREIN DESCRIBED LINE; AS DESCRIBED IN THAT CERTAIN BOUNDARY LINE AGREEMENT RECORDED JANUARY 13, 1986, AS INSTRUMENT NO. 86 002347 AND RE-RECORDED MAY 6, 1986 AS INSTRUMENT NO. 86 031265, SONOMA COUNTY RECORDS.

ALSO BEING DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON NORTHEASTERLY LINE OF THE RANCHO SOTOYOME, FROM WHICH A ½” IRON PIPE FOUND MARKING POST NO. 5, AS SHOWN ON PARCEL MAP NO. 3824, FILED IN BOOK 194 OF MAPS, AT PAGE 40, SONOMA COUNTY RECORDS, BEARS SOUTH 34°48’00” EAST 591.12 FEET, AND A ½” IRON PIPE FOUND BEARS SOUTH 49°17’55” WEST 2.80 FEET; THENCE FROM SAID POINT OF BEGINNING, ALONG A LINE DESCRIBED IN THAT CERTAIN BOUNDARY LINE AGREEMENT RECORDED JANUARY 13, 1986, UNDER DOCUMENT NO. 86-002347, OFFICIAL RECORDS OF THE COUNTY OF SONOMA, AND RE-RECORDED MAY 6, 1986 UNDER DOCUMENT NO. 86-031265, OFFCIAL RECORDS OF THE COUNTY OF SONOMA, SOUTH 49°17’55” WEST, FOR A DISTANCE OF 588.97 FEET TO A ½” IRON PIPE FOUND, TAGGED LS 3890; THENCE, CONTINUING ALONG SAID AGREEMENT

LINE, SOUTH 48°49’03” WEST, FOR A DISTANCE OF 522.72 FEET TO A POINT IN THE EASTERLY BOUNDARY OF THE LANDS OF THE STATE OF CALIFORNIA AS DESCRIBED IN THAT GRANT DEED FILED FOR RECORD FEBRUARY 14, 1961 IN BOOK 1807 OF OFFICIAL RECORDS, AT PAGE 635, SONOMA COUNTY RECORDS; THENCE, FOLLOWING THE BOUNDARY OF SAID LANDS OF THE STATE OF CALIFORNIA, THE FOLLOWING COURSES AND DISTANCES; THENCE, NORTH 45°43’40” WEST, FOR A DISTANCE OF 636.37 FEET; THENCE, NORTH 37°37’18” WEST, FOR A DISTANCE OF 475.43 FEET; THENCE, SOUTH 52°22’42” WEST, FOR A DISTANCE OF 40.00 FEET; THENCE, SOUTH 31°37’58” EAST, FOR A DISTANCE OF 125.55 FEET; THENCE, SOUTH 36°13’35” EAST, FOR A DISTANCE OF 373.90 FEET; THENCE, SOUTH 46°07’05” EAST, FOR A DISTANCE OF 270.53 FEET; THENCE, LEAVING SAID LANDS OF THE STATE OF CALIFORNIA, SOUTH 49°12’18” WEST, FOR A DISTANCE OF 1,108.09 FEET TO A ½” IRON PIPE FOUND, WITH NO TAG; THENCE, CONTINUING SOUTHWESTERLY, ALONG SAID LINE,  SOUTH 49°12’18” WEST FOR A DISTANCE OF 159.99 FEET; THENCE, SOUTH 25°21’00” EAST, FOR A DISTANCE OF 711.42 FEET; THENCE, SOUTH 23°47’29” EAST, FOR A DISTANCE OF 765.67 FEET; THENCE, SOUTH 49°07’03” WEST, FOR A DISTANCE OF 1,352.24 FEET TO A 6 INCH X 6 INCH CONCRETE MONUMENT AS SHOWN ON THAT RECORD OF SURVEY OF THE LANDS OF G.F. DANA, FILED IN BOOK 71 OF MAPS, AT PAGE 29, SONOMA COUNTY RECORDS, AND FROM WHICH ANOTHER  6 INCH X 6 INCH CONCRETE MONUMENT SHOWN ON THE SAME RECORD MAP BEARS NORTH 49°07’03” EAST A DISTANCE OF 193.67 FEET; THENCE, NORTH 67°51’28” WEST, FOR A DISTANCE OF 1,221.25 FEET; THENCE, NORTH 11°06’28” WEST, FOR A DISTANCE OF 1,284.63 FEET TO A 1” IRON PIPE FOUND WITH NO TAG AS SHOWN ON SAID RECORD OF SURVEY OF THE LANDS OF G.F. DANA; THENCE, NORTH 03°36’28” WEST, FOR A DISTANCE OF 661.98 FEET; THENCE, NORTH 21°21’28” WEST, FOR A DISTANCE OF 1,348.73 FEET; THENCE, NORTH 48°19’38” EAST, FOR A DISTANCE OF 2,049.97 FEET TO A BOLT FOUND IN THE CENTER OF STATE HIGHWAY 128 AS SHOWN ON THAT RECORD OF SURVEY OF THE LANDS OF THE UNITED STATES OF AMERICA, FILED FOR RECORD AUGUST 8, 2000, IN BOOK 611 OF MAPS AT PAGES 3-4, SONOMA COUNTY RECORDS; THENCE, SOUTH 53°30’20” EAST, FOR A DISTANCE OF 107.58 FEET TO A POINT FROM WHICH A ¾” IRON PIPE FOUND, TAGGED RCE 12094, BEARS NORTH 22°51’22” EAST 25.80 FEET; THENCE, NORTH 22°51’22” EAST, FOR A DISTANCE OF 118.82 FEET TO A ¾” IRON PIPE FOUND, TAGGED RCE 12094; THENCE, NORTH 53°10’22” WEST, FOR A DISTANCE OF 54.78 FEET TO A ¾” IRON PIPE FOUND, TAGGED RCE 12094; THENCE, NORTH 48°34’38” EAST, FOR A DISTANCE OF 1,276.22 FEET TO A ¾” IRON PIPE FOUND, TAGGED RCE 12094; THENCE, SOUTH 45°18’04” EAST, FOR A DISTANCE OF 964.03 FEET TO A POINT FROM WHICH A ¾” IRON PIPE FOUND, TAGGED RCE 12094, BEARS NORTH 45°18’04” WEST 98.91 FEET AND A ¾” IRON PIPE FOUND, TAGGED RCE 12094, BEARS SOUTH 34°48’00” EAST 25.91 FEET; THENCE, SOUTH 34°48’00” EAST, FOR A DISTANCE OF 2,021.81 FEET TO THE POINT OF BEGINNING.

CONTAINING 13,481,428 SQUARE FEET (309.49 ACRES), MORE OR LESS (CONVERTED TO GROUND DIMENSIONS).

BASIS OF BEARINGS:  CALIFORNIA COORDINATE SYSTEM ZONE II, NAD ‘83.   TO OBTAIN GROUND DISTANCES, MULTIPLY BY 1.00007127

Assessor’s Parcel Number 131-050-004